Exhibit 13.1
CERTIFICATION
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, hereby certify that, to the best of our knowledge, the annual report on Form 20-F for the fiscal year ended December 31, 2010 of Mindray Medical International Limited (the “Company”) filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 8, 2011

By:	/s/ Xu Hang
	Name:	Xu Hang
	Title:	Chairman and Co-Chief Executive Officer

Date: April 8, 2011

By:	/s/ Li Xiting
	Name:	Li Xiting
	Title:	Director, President and Co-Chief Executive Officer

Date: April 8, 2011

By:	/s/ Ronald Ede
	Name:	Ronald Ede
	Title:	Director, Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.